WISDOMTREE TRUST

WisdomTree Global ex-US Dividend Growth Fund

Supplement Dated October 7, 2013

To The Prospectus and Statement of Additional Information

Dated August 1, 2013

The following information supplements, and should be read in conjunction with, the WisdomTree Global ex-US Dividend Growth Fund’s Prospectus and Statement of Additional Information listed above.

Effective October 7, 2013, the WisdomTree Global ex-US Growth Fund (Ticker Symbol: DNL) is renamed the WisdomTree Global ex-US Dividend Growth Fund (the “Fund”).

If you would like additional information, including information about the Fund or other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

WIS-SP-002-1013